UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Effective November 5, 2012, Mattress Holding Corp., a Delaware corporation and indirect subsidiary of Mattress Firm Holding Corp., a Delaware corporation, entered into a Restatement Amendment dated November 5, 2012, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto and UBS AG, Stamford Branch, as administrative agent (the “Restatement Amendment”).  The Restatement Amendment (a) amends and restates that certain Credit Agreement dated as of January 18, 2007, as amended and restated as of February 16, 2007, as further amended by that certain Amendment No. 1 thereto dated June 28, 2011 and that certain Revolver Increase Joinder dated May 1, 2012 (as so amended and restated, the “Credit Agreement”) pursuant to the terms of a Second Amended and Restated Credit Agreement and (b) provides for certain fees to be paid to lenders under the Credit Agreement in connection with such lenders’ agreement to consent to the amendment and restatement of the Credit Agreement and extension of loans thereunder.

The Second Amended and Restated Credit Agreement, effective as of November 5, 2012, among other things, (a) increases the revolving loan commitment from $35 million to $100 million, (b) extends the maturity date of the revolving loan by two years to January 2015, (c) extends the maturity date of outstanding term loans having an aggregate principal amount of $200 million by two years to January 2016, (d) increases the interest rate applicable to amounts outstanding under the extended term loans, (e) increases the amount of permitted capital expenditures to $80 million on an annual basis, and (f) increases the maximum amount the borrower and its subsidiary guarantors may spend in respect of acquisitions to $200 million.

A copy of the Restatement Amendment, including the form of Second Amended and Restated Credit Agreement, is attached to this Current Report on Form 8-K as Exhibit 10.1.  The foregoing description is qualified by reference in its entirety to such exhibit.

Item 9.01                   Financial Statements and Exhibits.

(d)	Exhibits

10.1

Restatement Amendment dated November 5, 2012, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto and UBS AG, Stamford Branch, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: November 7, 2012	By:	/s/ Jim R. Black
Jim R. Black
Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

10.1

Restatement Amendment dated November 5, 2012, among Mattress Holding Corp., as borrower, Mattress Holdco, Inc., certain subsidiary guarantors party thereto and UBS AG, Stamford Branch, as administrative agent.